Exhibit 99.1

                       City National Corp. Reports Record
        Earnings for 2005; Net Income Reached $235 Million, or $4.60 Per
       Share; EPS Grew 14 Percent Year Over Year; Board Increases Annual
                     Dividend 14 Percent to $1.64 Per Share

    LOS ANGELES--(BUSINESS WIRE)--Jan. 19, 2006--Announcing its 10th straight year of record earnings, City National Corporation (NYSE:
CYN), the parent company of wholly owned City National Bank, today reported 2005 net income of $235 million, or $4.60 per share. Net income and earnings per share both grew 14 percent from 2004.
    City National also announced that its Board of Directors has increased the company's annual common stock cash dividend to $1.64 per share, up 14 percent from the $1.44 per share previously paid. A dividend of $0.41 per share will be payable on February 15, 2006, to stockholders of record on February 1, 2006.
    This is the 12th consecutive year in which City National Corporation has increased its dividend.

    2005 FINANCIAL HIGHLIGHTS

    --  Revenue increased 12 percent from 2004.

    --  Average loan balances grew 9 percent to $8.9 billion.

    -- Average deposits totaled $11.8 billion, up 4 percent from 2004.

    -- City National's net interest margin averaged 4.79 percent in 2005, increasing from 4.54 percent the previous year.

    -- Credit quality continued to improve. Nonaccrual loans fell 58 percent year over year to 0.16 percent of the total loan portfolio. The company required no provision for credit losses, remaining adequately reserved at 1.66 percent of total loans.

    "Strong loan growth, sound asset quality, an exceptional deposit base and an expanding net interest margin and wealth management business contributed to another record performance in 2005," said Chief Executive Officer Russell Goldsmith. "Reflecting the effectiveness of our 2,500 colleagues and the loyalty of our growing client base, for the first time in its 52-year history, City National finished the year with $9.3 billion in loans, $12.1 billion in deposits and more than $39 billion in client investment assets under management or administration.
    "At the same time, we continued to invest in the talent, resources, facilities, capabilities and risk management infrastructure that enable City National to continue to improve its performance and potential as California's Premier Private and Business Bank(R)."


                                           For the 12 months
                                                  ended
Dollars in millions,                          December 31,        %
                                          ---------------------
except per share                            2005       2004     Change
----------------------------------------- ---------- ---------- ------
Earnings Per Share                           $4.60      $4.04      14
Net Income                                   234.7      206.3      14
Average Assets                            14,161.3   13,396.0       6
Return on Average Assets                      1.66%      1.54%      8
Return on Average Equity                     16.89      16.34       3


    ASSETS

    Total assets at December 31, 2005 reached $14.6 billion, up 2 percent from the end of 2004 and 1 percent from the third quarter of 2005.

    REVENUES

    Revenues (net interest income plus noninterest income) grew to $821 million, a 12 percent increase over 2004.

    NET INTEREST INCOME

    Fully taxable-equivalent net interest income of $625 million was up 12 percent from 2004, due primarily to increasing loan volume and higher interest rates.
    Average loan balances grew 9 percent in 2005, led by a 16 percent increase in residential mortgage loans and a 9 percent rise in commercial lending. Commercial real estate mortgages increased 2 percent, and construction lending was flat.
    City National's net interest margin averaged 4.79 percent in 2005, up from 4.54 percent in the previous year. The increase was attributable to a 200-basis-point increase in the bank's prime rate, which was offset partly by higher deposit costs.
    City National's prime rate was 7.25 percent on December 31, 2005, up from 6.75 percent on September 30, 2005 and 5.25 percent at the end of 2004.


Dollars in millions                2005            2004     Change
-------------------------- --------------  --------------  --------
Average Loans                  $8,875.4        $8,106.7          9
Average Securities              4,075.9         3,689.0         10
Average Deposits               11,778.8        11,275.0          4
Average Core Deposits          10,765.3        10,425.5          3
Fully Taxable-Equivalent
Net Interest Income               624.8           559.5         12
Net Interest Margin                4.79%           4.54%         6


    Average deposits grew 4 percent in 2005, reaching $11.8 billion.

    Average securities totaled $4.1 billion in 2005, a 10 percent increase from the previous year. At December 31, 2005 the average duration of total available-for-sale securities was 3.0 years. It also was 3.0 years at the end of 2004.

    NONINTEREST INCOME

    Noninterest income reached $208 million in 2005, up 13 percent from the previous year. It now accounts for 25 percent of City
National's total revenue. The increase last year was due largely to the continued growth of City National's wealth management business and international services fees.

    Wealth Management

    Trust and investment fees grew 15 percent last year, while fees for brokerage and mutual fund services went up 11 percent. Assets under management increased 19 percent from 2004, due to new business, a strong relative investment performance and higher market values. Increases in market values are reflected in fee income primarily on a trailing-quarter basis.


                                               At or for the
                                              12 months ended
                                               December 31,       %
                                            -------------------
Dollars in millions                           2005      2004    Change
------------------------------------------- --------- --------- ------

Trust and Investment Fee Revenue               $78.6     $68.4     15
Brokerage and Mutual Fund Fees                  41.9      37.7     11
Assets Under Management (1)                 19,256.2  16,185.2     19
Assets Under Management
or Administration (1)                       39,589.0  35,092.7     13

(1) Excludes $7.2 billion and $4.2 billion of assets under management for the CCM minority owned asset managers as of December 31, 2005 and December 31, 2004, respectively.


    Other Noninterest Income

    International service fees grew 11 percent in 2005, reflecting increased demand for both foreign exchange and letters of credit. Other service charges and fees were 30 percent higher last year than they were in 2004.
    Cash management and deposit transaction fees fell 18 percent year over year, due largely to a higher earnings credit for clients who maintain deposit balances to pay for services.
    City National recorded $2.4 million in gains on the sale of assets and securities in 2005. In 2004, the company posted a $5.9 million loss due primarily to a write-down of GSE securities.

    NONINTEREST EXPENSE

    Expenses grew 11 percent in 2005, due in part to higher staffing and occupancy costs. In addition to opening four new banking offices, relocating two others and further expanding City National Plaza, the company added personnel for sales, business development, compliance and risk management. Expenses also reflect an increase in legal and professional fees for services needed to further strengthen the company's regulatory compliance capabilities.
    The company's efficiency ratio in 2005 was 53.30, compared with
53.89 in 2004.

    CREDIT QUALITY

    Asset quality continued to improve. Nonaccrual loans totaled $14.4 million at December 31, 2005, down 58 percent from the end of 2004. They now amount to 16 basis points of total loans. Net loan recoveries amounted to $9.3 million in 2005.
    The company made no provision for credit losses in 2005. This was attributable to management's assessment of asset quality, loan growth and improving economic conditions. At December 31, 2005 the allowance for loan losses was $154 million or 1.66 percent of total loans. The reserve for unfunded credit commitments was $15.6 million.

    INCOME TAXES

    City National's effective tax rate was 37.7 percent for the year. That compares with a 37.4 percent rate in 2004.

    FOURTH-QUARTER 2005 HIGHLIGHTS

    -- Net income in the fourth quarter of 2005 totaled $61.8 million. Earnings per share grew to $1.21 per share, up 25 percent from the fourth quarter of 2004. (Results for 2004 included an after-tax non-cash charge of $4.8 million, or $0.09 per share, for the write-down of perpetual fixed-rate preferred securities.)

    -- Fourth-quarter revenue was up 14 percent from the same period in 2004.

    -- Net interest income grew 10 percent from the fourth quarter of 2004 and 2 percent from the third quarter of 2005. The company's net interest margin averaged 4.85 percent in the fourth quarter of 2005, compared with 4.80 percent for the previous quarter.

    -- Average loan balances reached an all-time high of $9.2 billion, up 10 percent from the same period of 2004.

    -- Average deposits increased to $12 billion for the first time in the fourth quarter, growing 1 percent from the same period of 2004.

    -- Noninterest income totaled $53 million. It was up 27 percent from the same period in 2004 but down 1 percent from the third quarter of 2005.

    -- Noninterest expense was up 6 percent from the fourth quarter of 2004 and 1 percent from the third quarter of 2005.

    2006 OUTLOOK

    Management currently expects earnings per share to grow at a rate of between 9 percent and 12 percent in 2006. (This guidance reflects the estimated 7-cent-per-share impact of expensing stock options.)
    Average loans are expected to grow at a higher rate than they did in 2005, while average deposits are expected to grow at a rate similar to last year. The average net interest margin for 2006 may show some modest expansion. Noninterest income and noninterest expense are expected to grow at lower rates than 2005. Management expects to make a provision for loan losses in 2006. It also expects the company's effective tax rate to be slightly higher than in 2005.

    CAPITAL LEVELS

    The company remains well-capitalized. The total risk-based capital and Tier 1 risk-based capital ratios at December 31, 2005 were 15.55 percent and 12.34 percent, respectively, compared with the minimum regulatory standards of 10 percent and 6 percent for "well-capitalized" institutions. City National's Tier 1 leverage ratio at December 31, 2005 was 8.82 percent, well above the regulatory minimum ratio of 5 percent.
    At September 30, 2005 the total risk-based capital, Tier 1 risk-based capital and Tier 1 leverage ratios were 15.70 percent,
12.19 percent and 8.58 percent, respectively.
    The period-end ratio of shareholders' equity to total assets at December 31, 2005 was 10.00 percent, compared with 9.48 percent at the same time in 2004 and 9.82 percent at September 30, 2005.

    STOCK REPURCHASE

    In 2005, City National repurchased 630,500 shares at an average cost of $69.45. The company is currently authorized to buy back an additional 379,000 shares.

    CONFERENCE CALL

    City National Corporation will host a conference call this afternoon to discuss 2005 financial results. The call will begin at 2:00 p.m. PST. Analysts and investors may dial in and participate in the question/answer session. To access the call, please dial
866.713.8567 and enter pass code 40769116. A listen-only live broadcast of the call also will be available on the investor relations page of the company's Website at www.cnb.com. There, it will be archived and available for 12 months.

    ABOUT CITY NATIONAL

    City National Corporation's wholly owned subsidiary, City National Bank, is California's Premier Private and Business Bank(R). It provides banking, investment and trust services through 55 offices, including 12 full-service regional centers, in Southern California, the San Francisco Bay Area and New York City. The company opened four new offices in 2005. City National and its affiliates manage or administer approximately $39.6 billion in client trust and investment assets, including $19.3 billion under direct management.
    For more information about City National, visit the company's Website at www.cnb.com.

    SAFE-HARBOR LANGUAGE

    This news release contains forward-looking statements about the company, for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.
    Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include
(1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company's markets,
(4) other-than-expected credit losses due to real estate cycles or other economic events, (5) earthquake or other natural disasters affecting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses, and (7) the impact of changes in regulatory, judicial, or legislative tax treatment of business transactions. Management cannot predict at this time the extent of the economic recovery, and a slowing or reversal could adversely affect our performance in a number of ways including decreased demand for our products and services and increased credit losses. Likewise, changes in deposit interest rates, among other things, could slow the rate of growth or put pressure on current deposit levels. Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance including the factors that influence earnings.
    For a more complete discussion of these risks and uncertainties, see the company's report on Form 10-Q for the quarter ended September 30, 2005 and its Annual Report on
    Form 10-K for the year ended December 31, 2004 and particularly the section of Management's Discussion and Analysis therein titled "Cautionary Statement for Purposes of the 'Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995."


Conference Call:

Today 2:00 p.m. PST
866.713.8567
Pass Code: 40769116


CITY NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(unaudited)

                        Three Months              Twelve Months
                  ------------------------ ---------------------------
For The Period
 Ended December                       %                           %
 31,                2005    2004   Change      2005     2004   Change
----------------- ------------------------ ---------------------------
Per Common Share
  Net Income
   Basic           $1.25   $1.01       24     $4.77    $4.21       13
   Diluted          1.21    0.97       25      4.60     4.04       14
  Dividends         0.36    0.32       13      1.44     1.28       13
  Book value                                  29.55    27.39        8

Results of
 Operations:
(In millions)
  Interest income   $192    $163       18      $719     $604       19
  Interest
   expense            32      18       81       106       58       82
                  ------- -------          --------- --------
   Net interest
    income           160     145       10       612      546       12
  Net interest
   income (Fully
   tax-equivalent)   163     149        9       625      560       12
  Total revenue      213     187       14       821      730       12
  Provision for
   credit losses       -       -        -         -        -        -
  Net income          62      50       24       235      206       14

Financial Ratios:
  Performance
   Ratios:
   Return on
    average
    assets          1.69 %  1.40 %             1.66 %   1.54 %
   Return on
    average
    shareholders'
    equity         17.15   14.87              16.89    16.34
   Period-end
    shareholders'
    equity to
    period-end
    assets                                    10.00     9.48
   Net interest
    margin          4.85    4.54               4.79     4.54
   Efficiency
    ratio          52.86   56.69              53.30    53.89
  Capital
   Adequacy
   Ratios (Period end):
   Shareholders' equity to total assets       10.00     9.48
   Tier 1 leverage                             8.82     7.83
   Tier 1 risk-based capital                  12.34    11.51
   Total risk-based capital                   15.55    15.11

Asset Quality Ratios:
  Allowance for loan losses to:
   Total loans                                 1.66 %   1.75 %
   Nonaccrual loans                        1,069.33   428.92
  Nonperforming assets to:
   Total loans and nonperforming assets        0.16     0.41
   Total assets                                0.10     0.24
  Net (charge-offs)
   /recoveries to
   Average total
    loans
    (annualized)    0.09 % (0.00)%             0.10    (0.07)

Average Balances: (In millions)

  Loans           $9,210  $8,345       10    $8,875   $8,107        9
  Interest-
   earning assets 13,328  13,028        2    13,048   12,323        6
  Assets          14,468  14,121        2    14,161   13,396        6
  Core deposits   10,864  11,075       (2)   10,766   10,426        3
  Deposits        12,000  11,939        1    11,779   11,275        4
  Interest-
   bearing
   liabilities     6,636   6,694       (1)    6,592    6,485        2
  Shareholders'
   equity          1,429   1,331        7     1,390    1,263       10

Period-End Balances : (In millions)
  Loans                                      $9,266   $8,481        9
  Assets                                     14,582   14,232        2
  Core deposits                              11,081   11,054        -
  Deposits                                   12,138   11,987        1
  Shareholders' equity                        1,458    1,349        8

Wealth
 Management: (In millions) (1)
  Assets under management                   $19,256  $16,185       19
  Assets under management and
   administration                            39,589   35,093       13

(1) Excludes $7,202 and $4,227 million of assets under management for the Convergent Capital Management minority-owned asset managers as of December 31, 2005 and December 31, 2004, respectively.


CITY NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

                Three Months Ended           Twelve Months Ended
(Dollars in        December 31,                 December 31,
 thousands
                ---------------------------- -------------------------
 except per                            %                          %
  share data)     2005      2004     Change    2005      2004   Change
--------------- ------------------------------------------------------
Interest income $191,927  $162,919       18  $718,552  $604,325    19
Interest
 expense          31,886    17,619       81   106,125    58,437    82
                --------- ---------          --------- ---------
 Net Interest
  Income         160,041   145,300       10   612,427   545,888    12

Provision for
 Credit Losses         -         -        -         -         -     -

Noninterest
 Income
 Trust and
  investment
  fees            19,717    19,264        2    78,642    68,366    15
 Brokerage and
  mutual fund
  fees            11,149     9,909       13    41,855    37,677    11
 Cash
  management
  and
  deposit
   transaction
   fees            7,842     9,024      (13)   34,096    41,386   (18)
 International
  services         6,256     5,425       15    23,159    20,784    11
 Bank-owned
  life
  insurance          670       678       (1)    3,203     2,812    14
 Other service
  charges and
  fees             7,261     5,204       40    24,880    19,119    30
 Gain (loss) on
  sale of
  assets              81         -      n/m     1,067         9   n/m
 Gain (loss) on
  sale of
  securities         (53)   (7,715)     (99)    1,287    (5,888) (122)
                --------- ---------          --------- ---------
  Total
   noninterest
   income         52,923    41,789       27   208,189   184,265    13

Noninterest
 Expense
 Salaries and
  employee
  benefits        66,460    60,926        9   263,398   239,583    10
 Net occupancy
  of premises     10,074     9,454        7    35,083    30,629    15
 Legal and
  professional
  fees            11,419    11,938       (4)   41,596    34,262    21
 Information
  services         5,469     5,170        6    21,137    18,802    12
 Depreciation      3,608     3,503        3    14,293    13,619     5
 Amortization
  of
  intangibles      1,865     1,798        4     6,595     7,080    (7)
 Marketing and
  advertising      4,472     4,513       (1)   16,171    15,498     4
 Office
  services         2,942     2,955        -    10,697    10,305     4
 Equipment           582       581        -     2,355     2,460    (4)
 Minority
  interest
  expense            571       584       (2)    5,675     4,992    14
 Other             6,690     6,625        1    27,060    23,172    17
                --------- ---------          --------- ---------
  Total
   noninterest
   expense       114,152   108,047        6   444,060   400,402    11
                --------- ---------          --------- ---------

Income Before
 Taxes            98,812    79,042       25   376,556   329,751    14

Applicable
 Income Taxes     37,055    29,296       26   141,821   123,429    15
                --------- ---------          --------- ---------

Net Income       $61,757   $49,746       24  $234,735  $206,322    14
                ========= =========          ========= =========

Other Data:
 Earnings per
  common share
  - basic          $1.25     $1.01       24     $4.77     $4.21    13
 Earnings per
  common share
  - diluted        $1.21     $0.97       25     $4.60     $4.04    14
 Dividends paid
  per common
  share            $0.36     $0.32       13     $1.44     $1.28    13
 Dividend
  payout ratio     27.65 %   31.81 %    (13)    30.03 %   30.50 %  (2)
 Return on
  average
  assets            1.69 %    1.40 %     21      1.66 %    1.54 %   8
 Return on
  average
  shareholders'
  equity           17.15 %   14.87 %     15     16.89 %   16.34 %   3
 Net interest
  margin (Fully
  taxable-
  equivalent)       4.85 %    4.54 %      7      4.79 %    4.54 %   6
 Full-time
  equivalent
  employees        2,539     2,397        6


CITY NATIONAL CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(unaudited)

                                      2005
(Dollars in         -------------------------------------------------
 thousands except    Fourth     Third    Second     First    Year to
 per share data)     Quarter   Quarter   Quarter   Quarter    Date
------------------- --------- --------- --------- --------- ---------
Interest Income     $191,927  $184,710  $174,265  $167,650  $718,552
Interest Expense      31,886    28,396    24,619    21,224   106,125
                    --------- --------- --------- --------- ---------
 Net Interest
  Income             160,041   156,314   149,646   146,426   612,427

Provision for
 Credit Losses             -         -         -         -         -

Noninterest Income
 Trust and
  investment fees     19,717    19,856    19,632    19,437    78,642
 Brokerage and
  mutual fund fees    11,149    10,910     9,928     9,868    41,855
 Cash management
  deposit
  transaction fees     7,842     8,370     8,874     9,010    34,096
 International
  services             6,256     6,107     5,908     4,888    23,159
 Bank-owned life
  insurance              670     1,017       652       864     3,203
 Other service
  charges and fees     7,261     6,247     5,359     6,013    24,880
 Gain (loss) on
  sale of assets          81       801       162        23     1,067
 Gain (loss) on
  sale of
  securities             (53)      241       844       255     1,287
                    --------- --------- --------- --------- ---------
  Total noninterest
   income             52,923    53,549    51,359    50,358   208,189

Noninterest Expense
 Salaries and
  employee benefits   66,460    66,467    63,839    66,632   263,398
 Net occupancy of
  premises            10,074     8,666     8,727     7,616    35,083
 Legal and
  professional fees   11,419    10,672    10,791     8,714    41,596
 Information
  services             5,469     5,492     5,010     5,166    21,137
 Depreciation          3,608     3,530     3,540     3,615    14,293
 Amortization of
  intangibles          1,865     1,852     1,441     1,441     6,595
 Marketing and
  advertising          4,472     4,182     3,943     3,574    16,171
 Office services       2,942     2,578     2,688     2,489    10,697
 Equipment               582       578       646       549     2,355
 Minority interest
  expense                571     1,761     1,532     1,811     5,675
 Other                 6,690     6,862     6,796     6,708    27,060
                    --------- --------- --------- --------- ---------
  Total noninterest
   expense           114,152   112,640   108,953   108,315   444,060

Income Before Taxes   98,812    97,223    92,052    88,469   376,556

Applicable Income
 Taxes                37,055    37,413    34,345    33,008   141,821
                    --------- --------- --------- --------- ---------

Net Income           $61,757   $59,810   $57,707   $55,461  $234,735
                    ========= ========= ========= ========= =========

Other Data:
 Earnings per
  common share -
  basic                $1.25     $1.22     $1.18     $1.13     $4.77
 Earnings per
  common share -
  diluted              $1.21     $1.17     $1.13     $1.09     $4.60
 Dividends paid per
  common share         $0.36     $0.36     $0.36     $0.36     $1.44
 Dividend payout
  ratio                27.65 %   29.83 %   30.85 %   32.02 %   30.03 %
 Return on average
  assets                1.69 %    1.66 %    1.65 %    1.62 %    1.66 %
 Return on average
  shareholders'
  equity               17.15 %   16.74 %   17.03 %   16.63 %   16.89 %
 Net interest
  margin (Fully
  taxable-
  equivalent)           4.85 %    4.80 %    4.74 %    4.75 %    4.79 %
 Full-time
  equivalent
  employees            2,539     2,516     2,477     2,445


CITY NATIONAL CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(unaudited)

                                     2004
(Dollars in         -------------------------------------------------
 thousands except    Fourth     Third    Second     First    Year to
 per share data)     Quarter   Quarter   Quarter   Quarter    Date
------------------- --------- --------- --------- --------- ---------
Interest Income     $162,919  $152,431  $145,178  $143,797  $604,325
Interest Expense      17,619    15,090    12,903    12,825    58,437
                    --------- --------- --------- --------- ---------
 Net Interest
  Income             145,300   137,341   132,275   130,972   545,888

Provision for
 Credit Losses             -         -         -         -         -

Noninterest Income
 Trust and
  investment fees     19,264    16,850    16,664    15,588    68,366
 Brokerage and
  mutual fund fees     9,909     9,675     9,367     8,726    37,677
 Cash management
  deposit
  transaction fees     9,024    10,322    10,942    11,098    41,386
 International
  services             5,425     5,191     5,042     5,126    20,784
 Bank-owned life
  insurance              678       588       715       831     2,812
 Other service
  charges and fees     5,204     4,678     4,665     4,572    19,119
 Gain (loss) on
  sale of assets           -         9         -         -         9
 Gain (loss) on
  sale of
  securities          (7,715)      327       871       629    (5,888)
                    --------- --------- --------- --------- ---------
  Total noninterest
   income             41,789    47,640    48,266    46,570   184,265

Noninterest Expense
 Salaries and
  employee benefits   60,926    59,675    59,306    59,676   239,583
 Net occupancy of
  premises             9,454     7,513     7,020     6,642    30,629
 Legal and
  professional fees   11,938     8,193     7,359     6,772    34,262
 Information
  services             5,170     4,522     4,588     4,522    18,802
 Depreciation          3,503     3,614     3,274     3,228    13,619
 Amortization of
  intangibles          1,798     1,763     1,760     1,759     7,080
 Marketing and
  advertising          4,513     3,666     3,812     3,507    15,498
 Office services       2,955     2,444     2,487     2,419    10,305
 Equipment               581       478       636       765     2,460
 Minority interest
  expense                584     1,502     1,306     1,600     4,992
 Other                 6,625     5,893     5,413     5,241    23,172
                    --------- --------- --------- --------- ---------
  Total noninterest
   expense           108,047    99,263    96,961    96,131   400,402
                    --------- --------- --------- --------- ---------

Income Before Taxes   79,042    85,718    83,580    81,411   329,751

Applicable Income
 Taxes                29,296    32,240    31,380    30,513   123,429
                    --------- --------- --------- --------- ---------

Net Income           $49,746   $53,478   $52,200   $50,898  $206,322
                    ========= ========= ========= ========= =========

Other Data:
 Earnings per
  common share -
  basic                $1.01     $1.09     $1.07     $1.04     $4.21
 Earnings per
  common share -
  diluted              $0.97     $1.04     $1.03     $1.00     $4.04
 Dividends paid per
  common share         $0.32     $0.32     $0.32     $0.32     $1.28
 Dividend payout
  ratio                31.81 %   29.51 %   30.06 %   30.71 %   30.50 %
 Return on average
  assets                1.40 %    1.56 %    1.59 %    1.62 %    1.54 %
 Return on average
  shareholders'
  equity               14.87 %   16.80 %   17.07 %   16.75 %   16.34 %
 Net interest
  margin (Fully
  taxable-
  equivalent)           4.54 %    4.46 %    4.49 %    4.66 %    4.54 %
 Full-time
  equivalent
  employees            2,397     2,348     2,346     2,341


CITY NATIONAL CORPORATION
CONSOLIDATED PERIOD END BALANCE SHEET
(unaudited)

                                          2005
                   ---------------------------------------------------
                      Fourth       Third        Second       First
(In thousands)       Quarter      Quarter      Quarter      Quarter
------------------ ------------ ------------ ------------ ------------
Assets
  Cash and due
   from banks         $365,217     $438,786     $406,709     $386,999
  Federal funds
   sold                157,000      185,000      400,000      190,000
  Due from banks -
   interest-
   bearing              40,803       39,485       34,676       36,982
  Securities-
   available-for-
   sale              3,999,261    4,030,296    4,057,267    4,018,969
  Trading account
   securities           59,344       42,634       22,337       37,490
  Loans:
    Commercial       3,544,504    3,392,487    3,320,836    3,082,663
    Commercial
     Real estate
     mortgages       1,821,334    1,816,231    1,816,602    1,848,512
    Residential
     mortgages       2,629,396    2,560,999    2,474,212    2,395,155
    Real estate
     construction      721,890      711,755      724,895      759,090
    Equity lines
     of credit         333,548      317,703      310,101      274,735
    Installment        214,930      205,706      223,029      212,398
                   ------------ ------------ ------------ ------------
      Total loans    9,265,602    9,004,881    8,869,675    8,572,553
       Allowance
        for loan
        losses        (153,983)    (152,920)    (147,930)    (147,607)
                   ------------ ------------ ------------ ------------
      Net loans      9,111,619    8,851,961    8,721,745    8,424,946
  Premises and
   equipment, net       82,868       76,754       73,169       68,354
  Goodwill             247,708      248,373      251,494      251,494
  Other assets         518,040      516,155      508,201      502,804
                   ------------ ------------ ------------ ------------
    Total assets   $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ============ ============ ============ ============

Liabilities:
  Deposits:
    Noninterest-
     bearing        $6,562,038   $6,345,907   $6,468,339   $6,069,061
    Interest-
     bearing         5,576,434    5,769,807    5,683,869    5,693,563
                   ------------ ------------ ------------ ------------
      Total
       deposits     12,138,472   12,115,714   12,152,208   11,762,624
  Federal funds
   purchased and
   securities sold
   under
   repurchase
   agreement           190,190      191,036      204,052      155,645
  Other short-term
   borrowed funds      100,000       26,197       27,678          125
  Subordinated
   debt                275,682      278,076      285,771      280,068
  Other long-term
   debt                219,445      221,168      233,290      224,829
  Minority
   Interest             24,351       24,856       25,400       25,525
  Other
   liabilities         175,712      155,220      146,311      149,039
                   ------------ ------------ ------------ ------------
    Total
     liabilities    13,123,852   13,012,267   13,074,710   12,597,855

Shareholders'
 Equity
  Common stock          50,601       50,601       50,640       50,712
  Additional paid-
   in capital          411,389      414,073      415,802      419,505
  Retained
   earnings          1,121,474    1,077,561    1,035,589      995,688
  Accumulated
   other
   comprehensive
   loss                (51,551)     (36,879)     (12,948)     (43,288)
  Deferred equity
   compensation        (14,730)     (15,784)     (16,821)     (19,893)
  Treasury shares      (59,175)     (72,395)     (71,374)     (82,541)
                   ------------ ------------ ------------ ------------
    Total
     shareholders'
     equity          1,458,008    1,417,177    1,400,888    1,320,183
                   ------------ ------------ ------------ ------------
    Total
     liabilities
     and
     shareholders'
     equity        $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ============ ============ ============ ============


CITY NATIONAL CORPORATION
CONSOLIDATED PERIOD END BALANCE SHEET
(unaudited)

                                          2004
                   ---------------------------------------------------
                      Fourth       Third        Second       First
(In thousands)       Quarter      Quarter      Quarter      Quarter
------------------ ------------ ------------ ------------ ------------
Assets
  Cash and due
   from banks         $240,492     $410,694     $485,208     $472,541
  Federal funds
   sold                427,000      890,000      595,000      519,000
  Due from banks -
   interest-
   bearing             236,362       37,890       76,890       34,570
  Securities-
   available-for-
   sale              4,114,298    3,780,750    3,518,757    3,612,173
  Trading account
   securities           75,878       49,752       28,893       39,549
  Loans:
    Commercial       3,030,363    2,912,703    2,981,806    3,086,307
    Commercial
     Real estate
     mortgages       1,841,974    1,799,729    1,785,805    1,757,292
    Residential
     mortgages       2,299,591    2,220,366    2,171,486    2,028,251
    Real estate
     construction      834,454      785,598      772,509      729,383
    Equity lines
     of credit         255,194      242,050      214,533      197,269
    Installment        219,701      202,180      189,431      156,883
                   ------------ ------------ ------------ ------------
      Total loans    8,481,277    8,162,626    8,115,570    7,955,385
       Allowance
        for loan
        losses        (148,568)    (148,056)    (153,271)    (154,498)
                   ------------ ------------ ------------ ------------
      Net loans      8,332,709    8,014,570    7,962,299    7,800,887
  Premises and
   equipment, net       68,624       63,097       60,488       60,175
  Goodwill             253,740      253,817      253,736      253,737
  Other assets         482,410      480,830      504,475      438,466
                   ------------ ------------ ------------ ------------
    Total assets   $14,231,513  $13,981,400  $13,485,746  $13,231,098
                   ============ ============ ============ ============

Liabilities:
  Deposits:
    Noninterest-
     bearing        $6,026,428   $5,922,689   $5,809,241   $5,525,627
    Interest-
     bearing         5,960,487    5,942,864    5,645,678    5,609,050
                   ------------ ------------ ------------ ------------
      Total
       deposits     11,986,915   11,865,553   11,454,919   11,134,677
  Federal funds
   purchased and
   securities sold
   under
   repurchase
   agreement           204,654       71,570       94,898       88,063
  Other short-term
   borrowed funds          125       50,125       50,125       50,125
  Subordinated
   debt                288,934      291,073      286,896      300,758
  Other long-term
   debt                230,416      231,882      224,488      239,804
  Minority
   Interest             26,362       27,180       27,180       27,180
  Other
   liabilities         145,572      130,790      119,431      150,561
                   ------------ ------------ ------------ ------------
    Total
     liabilities    12,882,978   12,668,173   12,257,937   11,991,168

Shareholders'
 Equity
  Common stock          50,589       50,585       50,578       50,583
  Additional paid-
   in capital          410,216      409,597      408,463      409,235
  Retained
   earnings            957,987      924,066      886,367      849,859
  Accumulated
   other
   comprehensive
   income (loss)        (1,352)       3,683      (38,418)      32,237
  Deferred equity
   compensation        (12,262)     (13,355)     (13,343)     (14,343)
  Treasury shares      (56,643)     (61,349)     (65,838)     (87,641)
                   ------------ ------------ ------------ ------------
    Total
     shareholders'
     equity          1,348,535    1,313,227    1,227,809    1,239,930
                   ------------ ------------ ------------ ------------
    Total
     liabilities
     and
     shareholders'
     equity        $14,231,513  $13,981,400  $13,485,746  $13,231,098
                   ============ ============ ============ ============


CITY NATIONAL CORPORATION
CREDIT LOSS EXPERIENCE
(unaudited)

                                          2005
                    -------------------------------------------------
(Dollars in          Fourth     Third    Second     First    Year To
 thousands)          Quarter   Quarter   Quarter   Quarter    Date
------------------- --------- --------- --------- --------- ---------
Allowance for Loan
 Losses
Balance at
 beginning of
 period             $152,920  $147,930  $147,607  $148,568  $148,568

Net (charge-
 offs)/recoveries:
 Commercial            2,085     4,213     1,067     2,117     9,482
 Commercial real
  estate mortgages         7       324         7    (1,893)   (1,555)
 Residential
  mortgages                -         -         1         2         3
 Real estate
  construction            15     1,192        71        23     1,301
 Equity lines of
  credit                   -         -        39         1        40
 Installment             (11)       13         5       (18)      (11)
                    --------- --------- --------- --------- ---------
  Total net
   (charge-
   offs)/recoveries    2,096     5,742     1,190       232     9,260

Provision charged
 to expense                -         -         -         -         -

Provision allocated
 (to) from reserve
 for off-balance
 sheet commitments    (1,033)     (752)     (867)   (1,193)   (3,845)
                    --------- --------- --------- --------- ---------

Balance at end of
 period             $153,983  $152,920  $147,930  $147,607  $153,983
                    ========= ========= ========= ========= =========


Net (Charge-
 Offs)/Recoveries
 to Average Total
 Loans:
 (annualized)
 Commercial             0.23 %    0.49 %    0.13 %    0.28 %    0.29 %
 Commercial real
  estate mortgages      0.00 %    0.07 %    0.00 %   (0.41)%   (0.09)%
 Residential
  mortgage              0.00 %    0.00 %    0.00 %    0.00 %    0.00 %
 Real estate
  construction          0.01 %    0.65 %    0.04 %    0.01 %    0.17 %
 Equity lines of
  credit                0.00 %    0.00 %    0.05 %    0.00 %    0.01 %
 Installment           (0.02)%    0.02 %    0.01 %   (0.03)%   (0.01)%
  Total loans           0.09 %    0.25 %    0.05 %    0.01 %    0.10 %

Reserve for Off-
 Balance Sheet
 Credit Commitments
Balance at
 beginning of
 period              $14,563   $13,811   $12,944   $11,751   $11,751
 Provision for
  credit losses        1,033       752       867     1,193     3,845
                    --------- --------- --------- --------- ---------
Balance at end of
 period              $15,596   $14,563   $13,811   $12,944   $15,596
                    ========= ========= ========= ========= =========


CITY NATIONAL CORPORATION
CREDIT LOSS EXPERIENCE
(unaudited)

                                          2004
                    -------------------------------------------------
(Dollars in          Fourth     Third    Second     First     Full
 thousands)          Quarter   Quarter   Quarter   Quarter    Year
------------------- --------- --------- --------- --------- ---------
Allowance for Loan
 Losses
Balance at
 beginning of
 period             $148,056  $153,271  $154,498  $156,015  $156,015

Net (charge-
 offs)/recoveries:
 Commercial            1,280    (3,030)     (955)       68    (2,637)
 Commercial real
  estate mortgages    (1,274)   (1,705)      975      (870)   (2,874)
 Residential
  mortgages               (3)       14         -         -        11
 Real estate
  construction            34        19        18        29       100
 Equity lines of
  credit                   1         -         1         1         3
 Installment             (70)      (64)        6      (142)     (270)
                    --------- --------- --------- --------- ---------
  Total net
   (charge-
   offs)/recoveries      (32)   (4,766)       45      (914)   (5,667)

Provision charged
 to expense                -         -         -         -         -


Provision allocated
 (to) from reserve
 for off-balance
 sheet commitments       544      (449)   (1,272)     (603)   (1,780)
                    --------- --------- --------- --------- ---------

Balance at end of
 period             $148,568  $148,056  $153,271  $154,498  $148,568
                    ========= ========= ========= ========= =========


Net (Charge-
 Offs)/Recoveries
 to Average Total
 Loans:
 (annualized)

 Commercial             0.16 %   (0.39)%   (0.12)%    0.01 %   (0.09)%
 Commercial real
  estate mortgages     (0.28)%   (0.37)%    0.22 %   (0.19)%   (0.16)%
 Residential
  mortgage             (0.00)%    0.00 %    0.00 %    0.00 %    0.00 %
 Real estate
  construction          0.02 %    0.01 %    0.01 %    0.02 %    0.01 %
 Equity lines of
  credit                0.00 %    0.00 %    0.00 %    0.00 %    0.00 %
 Installment           (0.30)%   (0.28)%    0.03 %   (0.70)%   (0.15)%
  Total loans          (0.00)%   (0.23)%    0.00 %   (0.05)%   (0.07)%

Reserve for Off-
 Balance Sheet
 Credit Commitments

Balance at
 beginning of
 period              $12,295   $11,846   $10,574    $9,971    $9,971
 Provision for
  credit losses         (544)      449     1,272       603     1,780
                    --------- --------- --------- --------- ---------
Balance at end of
 period              $11,751   $12,295   $11,846   $10,574   $11,751
                    ========= ========= ========= ========= =========


CITY NATIONAL CORPORATION
NONPERFORMING ASSETS
(unaudited)

                                                2005
                                 ------------------------------------
                                  Fourth    Third    Second   First
(Dollars in thousands)            Quarter  Quarter  Quarter  Quarter
-------------------------------- --------- -------- -------- --------
Nonaccrual Loans
  Commercial                       $5,141  $14,917  $17,982  $25,117
  Commercial real estate
   mortgages                          923      955    1,543    1,945
  Residential mortgages               294    2,259    1,990    1,990
  Real estate construction          7,650        -        -        -
  Equity lines of credit               21       22       22      212
  Installment                         371      401      624      654
                                 --------- -------- -------- --------
    Total nonaccrual loans         14,400   18,554   22,161   29,918

Other Nonperforming Assets              -        -        -        -
                                 --------- -------- -------- --------

 Total nonperforming assets       $14,400  $18,554  $22,161  $29,918
                                 ========= ======== ======== ========

Loans 90 Days or More Past Due
 on Accrual Status                   $234       $-     $103     $807

Allowance for loan losses as a
 percentage of:
 Nonaccrual loans                1,069.33 % 824.19 % 667.52 % 493.37 %
 Total nonperforming assets      1,069.33 % 824.19 % 667.52 % 493.37 %
 Total loans                         1.66 %   1.70 %   1.67 %   1.72 %

Nonaccrual loans as a percentage
 of total loans                      0.16 %   0.21 %   0.25 %   0.35 %

Nonperforming assets as a
 percentage of:
 Total loans and other
  nonperforming assets               0.16 %   0.21 %   0.25 %   0.35 %
 Total Assets                        0.10 %   0.13 %   0.15 %   0.21 %


CITY NATIONAL CORPORATION
NONPERFORMING ASSETS
(unaudited)

                                                 2004
                                  -----------------------------------
                                   Fourth   Third    Second   First
(Dollars in thousands)            Quarter  Quarter  Quarter  Quarter
------------------------------------------ -------- -------- --------
Nonaccrual Loans
  Commercial                      $30,334  $28,127  $34,651  $37,457
  Commercial real estate mortgages  2,255    4,032    3,238    4,811
  Residential mortgages                94    1,193    2,371       11
  Real estate construction            790    1,163    1,168        -
  Equity lines of credit              380      384       25       25
  Installment                         785      370      380      429
                                  -------- -------- -------- --------
    Total nonaccrual loans         34,638   35,269   41,833   42,733

Other Nonperforming Assets              -        -        -        -
                                  -------- -------- -------- --------

 Total nonperforming assets       $34,638  $35,269  $41,833  $42,733
                                  ======== ======== ======== ========

Loans 90 Days or More Past Due
 on Accrual Status                   $142   $3,586     $153   $5,057

Allowance for loan losses as a
 percentage of:
 Nonaccrual loans                  428.92 % 419.79 % 366.39 % 361.54 %
 Total nonperforming assets        428.92 % 419.79 % 366.39 % 361.54 %
 Total loans                         1.75 %   1.81 %   1.89 %   1.94 %

Nonaccrual loans as a percentage
 of total loans                      0.41 %   0.43 %   0.52 %   0.54 %

Nonperforming assets as a
 percentage of:
 Total loans and other
  nonperforming assets               0.41 %   0.43 %   0.52 %   0.54 %
 Total Assets                        0.24 %   0.25 %   0.31 %   0.32 %


CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)

                                          2005
                    --------------------------------------------------
                    Fourth Quarter    Third Quarter   Second Quarter
                    ---------------- ---------------- ----------------
(Dollars in         Average  Average Average  Average Average  Average
 millions)          Balance   Rate   Balance   Rate   Balance   Rate
------------------- -------- ------- -------- ------- -------- -------
Assets
 Interest-earning
  assets
  Loans
   Commercial        $3,556   6.49 %  $3,401   6.21 %  $3,225   6.06 %
   Commercial real
    estate
    mortgages         1,810   7.30     1,804   7.50     1,846   7.02
   Residential
    mortgages         2,591   5.22     2,508   5.24     2,433   5.18
   Real estate
    construction        727   8.36       725   7.98       728   7.37
   Equity lines of
    credit              322   6.77       310   6.10       297   5.70
   Installment          204   7.09       215   7.05       219   6.39
                    --------         --------         --------
   Total loans        9,210   6.45     8,963   6.34     8,748   6.13
  Due from banks -
   interest-bearing      44   1.63        41   1.45        37   1.24
  Federal funds
   sold and
   securities
   purchased under
    resale
    agreements           23   4.23        65   3.70        80   2.76
  Securities
   available-for-
   sale               4,012   4.37     4,030   4.26     4,034   4.25
  Trading account
   securities            39   5.13        37   3.95        37   3.25
                    --------         --------         --------
   Total interest-
    earning assets   13,328   5.80    13,136   5.67    12,936   5.50
  Allowance for
   loan losses         (153)            (151)            (148)
  Cash and due from
   banks                451              441              443
  Other non-earning
   assets               842              830              810
                    --------         --------         --------
   Total assets     $14,468          $14,256          $14,041
                    ========         ========         ========

Liabilities and
 Shareholders'
 Equity
 Interest-bearing
  deposits
  Interest checking
   accounts            $813   0.11      $795   0.14      $849   0.08
  Money market
   accounts           3,471   1.49     3,507   1.30     3,568   1.15
  Savings deposits      186   0.74       196   0.29       199   0.28
  Time deposits -
   under $100,000       189   2.65       183   2.64       181   2.38
  Time deposits -
   $100,000 and
   over               1,136   2.78     1,074   2.76       897   2.56
                    --------         --------         --------
   Total interest-
    bearing
    deposits          5,795   1.56     5,755   1.42     5,694   1.22

  Federal funds
   purchased and
   securities
   sold under
    repurchase
    agreements          289   3.79       256   3.25       315   2.88
  Other borrowings      552   4.55       545   4.13       518   3.85
                    --------         --------         --------
   Total interest-
    bearing
    liabilities       6,636   1.91     6,556   1.72     6,527   1.51
 Noninterest-
  bearing deposits    6,205            6,104            5,985
 Other liabilities      198              178              170
 Shareholders'
  equity              1,429            1,418            1,359
                    --------         --------         --------
   Total
    liabilities and
    shareholders'
    equity          $14,468          $14,256          $14,041
                    ========         ========         ========

Net interest spread           3.89 %           3.95 %           3.99 %
                             ======           ======           ======
Net interest margin           4.85 %           4.80 %           4.74 %
                             ======           ======           ======


CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)

                                                  2005
                                    ----------------------------------
                                     First Quarter    Year to Date
                                     ---------------- ----------------
                                     Average  Average Average  Average
(Dollars in millions)                Balance   Rate   Balance   Rate
------------------------------------ -------- ------- -------- -------
Assets
 Interest-earning assets
  Loans
   Commercial                         $3,112   5.75 %  $3,325   6.13 %
   Commercial real estate mortgages    1,818   7.02     1,819   7.21
   Residential mortgages               2,344   5.17     2,470   5.20
   Real estate construction              817   6.74       749   7.59
   Equity lines of credit                265   5.42       299   6.03
   Installment                           216   6.29       213   6.87
                                     --------         --------
   Total loans                         8,572   5.98     8,875   6.23
  Due from banks - interest-bearing       65   1.34        47   1.42
  Federal funds sold and securities
   purchased under resale agreements      33   2.59        50   3.22
  Securities available-for-sale        4,078   4.38     4,038   4.32
  Trading account securities              38   2.40        38   3.71
                                     --------         --------
   Total interest-earning assets      12,786   5.43    13,048   5.60
  Allowance for loan losses             (149)            (150)
  Cash and due from banks                441              444
  Other non-earning assets               795              819
                                     --------         --------
   Total assets                      $13,873          $14,161
                                     ========         ========

Liabilities and Shareholders' Equity
 Interest-bearing deposits
  Interest checking accounts            $858   0.09      $828   0.13
  Money market accounts                3,690   1.00     3,558   1.23
  Savings deposits                       205   0.24       197   0.27
  Time deposits - under $100,000         182   2.07       184   2.44
  Time deposits - $100,000 and over      944   2.11     1,013   2.57
                                     --------         --------
   Total interest-bearing deposits     5,879   1.05     5,780   1.32

  Federal funds purchased and
   securities
   sold under repurchase agreements      254   2.33       278   3.08
  Other borrowings                       519   3.53       534   4.03
                                     --------         --------
   Total interest-bearing
    liabilities                        6,652   1.29     6,592   1.61
 Noninterest-bearing deposits          5,694            5,999
 Other liabilities                       175              180
 Shareholders' equity                  1,352            1,390
                                     --------         --------
   Total liabilities and
    shareholders' equity             $13,873          $14,161
                                     ========         ========

Net interest spread                            4.14 %           3.99 %
                                              ======           ======
Net interest margin                            4.75 %           4.79 %
                                              ======           ======


CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
(unaudited)

                                          2004
                    --------------------------------------------------
                    Fourth Quarter    Third Quarter   Second Quarter
                    ---------------- ---------------- ----------------
                    Average  Average Average  Average Average  Average
(Dollars in         Balance   Rate   Balance   Rate   Balance   Rate
 millions)
------------------- -------- ------- -------- ------- -------- -------
Assets
 Interest-earning
  assets
  Loans
   Commercial        $3,028   5.47 %  $2,997   5.30 %  $3,042   5.00 %
   Commercial real
    estate
    mortgages         1,798   6.40     1,785   6.26     1,762   6.16
   Residential
    mortgages         2,250   5.33     2,188   5.39     2,087   5.34
   Real estate
    construction        814   6.10       776   5.54       767   5.18
   Equity lines of
    credit              246   5.32       221   4.43       204   4.54
   Installment          209   5.96       196   6.20       180   6.13
                    --------         --------         --------
   Total loans        8,345   5.69     8,163   5.55     8,042   5.38
  Due from banks -
   interest-bearing      92   1.84        39   0.86        43   0.86
  Federal funds
   sold and
   securities
   purchased under
    resale
    agreements          579   1.98       659   1.48       439   1.02
  Securities
   available-for-
   sale               3,980   4.36     3,641   4.30     3,569   4.47
  Trading account
   securities            32   2.06        36   0.98        32   0.48
                    --------         --------         --------
   Total interest-
    earning assets   13,028   5.08    12,538   4.95    12,125   4.93
  Allowance for
   loan losses         (149)            (153)            (155)
  Cash and due from
   banks                446              432              446
  Other non-earning
   assets               796              795              807
                    --------         --------         --------
   Total assets     $14,121          $13,612          $13,223
                    ========         ========         ========

Liabilities and
 Shareholders'
 Equity
 Interest-bearing
  deposits
  Interest checking
   accounts            $858   0.08      $834   0.08      $825   0.08
  Money market
   accounts           3,910   0.84     3,879   0.76     3,649   0.68
  Savings deposits      206   0.25       208   0.25       212   0.27
  Time deposits -
   under $100,000       184   1.76       189   1.50       194   1.39
  Time deposits -
   $100,000 and
   over                 864   1.76       811   1.48       811   1.33
                    --------         --------         --------
   Total interest-
    bearing
    deposits          6,022   0.87     5,921            5,691   0.70

  Federal funds
   purchased and
   securities
   sold under
    repurchase
    agreements          115   1.73       129   1.27       121   0.89
  Other borrowings      557   2.77       561   2.30       590   1.91
                    --------         --------         --------
   Total interest-
    bearing
    liabilities       6,694   1.05     6,611   0.91     6,402   0.81
 Noninterest-
  bearing deposits    5,917            5,575            5,431
 Other liabilities      179              159              160
 Shareholders'
  equity              1,331            1,267            1,230
                    --------         --------         --------
   Total
    liabilities and
    shareholders'
    equity          $14,121          $13,612          $13,223
                    ========         ========         ========

Net interest spread           4.03 %           4.04 %           4.12 %
                             ======           ======           ======
Net interest margin           4.54 %           4.47 %           4.50 %
                             ======           ======           ======


CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
(unaudited)

                                                 2004
                                 -------------------------------------
                                   First Quarter      Full Year
                                   -----------------  ----------------
                                   Average   Average  Average  Average
(Dollars in millions)              Balance   Rate     Balance  Rate
---------------------------------  --------  -------  -------- -------
Assets
 Interest-earning assets
  Loans
   Commercial                       $3,104   5.09 %    $3,042  5.21 %
   Commercial real estate
    mortgages                        1,759   6.35       1,777  6.31
   Residential mortgages             2,001   5.45       2,132  5.38
   Real estate construction            666   5.17         756  5.52
   Equity lines of credit              194   4.17         216  4.46
   Installment                         150   6.24         184  6.13
                                   --------           --------
   Total loans                       7,874   5.47       8,107  5.53
  Due from banks - interest-
   bearing                              78   0.72          63  1.17
  Federal funds sold and
   securities
   purchased under resale
    agreements                         175   0.99         464  1.48
  Securities available-for-sale      3,433   4.62       3,657  4.43
  Trading account securities            30   0.52          32  1.02
                                   --------           --------
   Total interest-earning assets    11,590   5.11      12,323  5.01
  Allowance for loan losses           (156)              (153)
  Cash and due from banks              447                443
  Other non-earning assets             736                783
                                   --------           --------
   Total assets                    $12,617            $13,396
                                   ========           ========

Liabilities and Shareholders'
 Equity
 Interest-bearing deposits
  Interest checking accounts          $802   0.08        $792  0.09
  Money market accounts              3,421   0.68       3,712  0.75
  Savings deposits                     205   0.26         249  0.21
  Time deposits - under $100,000       198   1.45         191  1.52
  Time deposits - $100,000 and
   over                                912   1.29         850  1.47
                                   --------           --------
   Total interest-bearing
    deposits                         5,538   0.71       5,794  0.76

  Federal funds purchased and
   securities
   sold under repurchase
    agreements                         112   0.88         119  1.19
  Other borrowings                     579   1.97         572  2.23
                                   --------           --------
   Total interest-bearing
    liabilities                      6,229   0.83       6,485  0.90
 Noninterest-bearing deposits        4,995              5,481
 Other liabilities                     171                167
 Shareholders' equity                1,222              1,263
                                   --------           --------
   Total liabilities and
    shareholders' equity           $12,617            $13,396
                                   ========           ========

Net interest spread                          4.28 %            4.11 %
                                             =====             =====
Net interest margin                          4.66 %            4.54 %
                                             =====             =====


CITY NATIONAL CORPORATION
CAPITAL AND CREDIT RATING DATA
(unaudited)

                                              2005
                             ----------------------------------------
                              Fourth   Third  Second   First  Year To
                             Quarter  Quarter Quarter Quarter  Date
                             -------- ------- ------- ------- -------
Per Common Share:
----------------------------
 Shares Outstanding (in
  thousands):
 Average - Basic              49,238  49,198  49,090  49,162  49,159
 Average - Diluted            51,053  51,123  51,043  51,030  51,062
 Period-End                   49,347  49,117  49,145  48,958
Book Value                    $29.55  $28.85  $28.51  $26.97
Price:
 High                         $75.12  $76.10  $72.90  $71.35  $76.10
 Low                           66.39   68.42   66.84   67.49   66.39
 Period-end                    72.44   70.09   71.71   69.82


Capital Ratios (Dollars in
 millions):
----------------------------
Risk-based capital
 Risk-adjusted assets        $10,139  $9,802  $9,663  $9,410
 Tier I capital               $1,251  $1,195  $1,151  $1,100
  Percentage of risk
   adjusted assets             12.34   12.19 % 11.91 % 11.69 %
 Total capital                $1,576  $1,539  $1,493  $1,437
  Percentage of risk
   adjusted assets             15.55   15.70 % 15.45 % 15.27 %
 Tier I leverage ratio          8.82    8.58 %  8.39 %  8.12 %
 Period-end shareholders'
  equity
  to total period-end assets   10.00    9.82 %  9.68 %  9.49 %
 Period-end tangible
  shareholders' equity
  to total period-end
   tangible assets              8.21    8.00 %  7.83 %  7.55 %
 Average shareholders'
  equity
  to total average assets       9.88    9.94 %  9.68 %  9.75 %  9.81 %
 Average tangible
  shareholders' equity
  to total average tangible
   assets                       8.07    8.08 %  7.77 %  7.80 %  7.93 %


CITY NATIONAL CORPORATION
CAPITAL AND CREDIT RATING DATA
(unaudited)

                                               2004
                              ---------------------------------------
                              Fourth   Third  Second   First    Full
                              Quarter Quarter Quarter Quarter   Year
                              ------- ------- ------- ------- -------
Per Common Share:
------------------------------
 Shares Outstanding (in
  thousands):
 Average - Basic              49,195  49,076  48,796  48,732  48,950
 Average - Diluted            51,385  51,182  50,925  50,679  51,074
 Period-End                   49,238  49,127  49,015  48,553
Book Value                    $27.39  $26.73  $25.05  $25.54
Price:
 High                         $70.99  $68.65  $65.95  $63.55  $70.99
 Low                           64.34   61.87   57.36   57.36   57.36
 Period-end                    70.65   64.95   65.70   59.90


Capital Ratios (Dollars in
 millions):
------------------------------
Risk-based capital
 Risk-adjusted assets         $9,383  $9,129  $8,947  $8,777
 Tier I capital               $1,080  $1,036    $991    $935
  Percentage of risk adjusted
   assets                      11.51 % 11.35 % 11.08 % 10.65 %
 Total capital                $1,418  $1,369  $1,321  $1,265
  Percentage of risk adjusted
   assets                      15.11 % 14.99 % 14.77 % 14.41 %
 Tier I leverage ratio          7.83 %  7.80 %  7.68 %  7.60 %
 Period-end shareholders'
  equity
  to total period-end assets    9.48 %  9.39 %  9.10 %  9.37 %
 Period-end tangible
  shareholders' equity
  to total period-end tangible
   assets                       7.56 %  7.43 %  7.05 %  7.24 %
 Average shareholders' equity
  to total average assets       9.42 %  9.31 %  9.30 %  9.69 %  9.42 %
 Average tangible
  shareholders' equity
  to total average tangible
   assets                       7.48 %  7.28 %  7.20 %  7.46 %  7.36 %


    CONTACT: City National Corporation
             Christopher J. Carey, 310-888-6777 (Financial/Investors) Chris.Carey@cnb.com
             Cary Walker, 213-833-4715 (Media)
             Cary.Walker@cnb.com